UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2015

LIQUID HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36024	46-3252142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue
38th Floor
New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 293-1836

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with Mr. Brian Ferdinand’s resignation as a director and employee of Liquid Holdings Group, Inc. (the “Company) on April 18, 2014, Mr. Ferdinand and a number of entities controlled by him (collectively, the “Ferdinand Entities”) entered into a lock-up agreement with the Company on April 18, 2014 (the “Lock-up Agreement”) in respect of shares of the Company’s common stock then owned by them (5,214,647 shares of common stock as of April 18, 2014). Pursuant to the terms of the Lock-up Agreement, Mr. Ferdinand and the Ferdinand Entities agreed with the Company that, without the Company’s prior written consent and in each case subject to certain exceptions, during the period beginning on April 18, 2014 through and including April 17, 2015, they would not sell shares of the Company’s common stock owned by them. A copy of the Lock-up Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed April 22, 2014.

In connection with a settlement by Mr. Ferdinand of a litigated dispute with a financial institution, he requested and was granted a release of an aggregate of 1,271,000 shares from the Lock-up Agreement (including 771,000 shares previously released). In consideration of the release by the Company, the Company and the Ferdinand Entities entered into an amendment of the Lock-up Agreement (the “Amendment”) that extended the duration of the Lock-up Agreement by a period of three months with respect to one-half of the Ferdinand Entities’ shares held by them as of April 17, 2015.

In connection with a stock transfer and release agreement entered into by certain of the Ferdinand Entities with Mr. Robert W. Pereira and the Middlesex Corporation (collectively, “Middlesex”), certain of the Ferdinand Entities have requested the release of 2,056,750 shares (the “Released Shares”) from the restrictions of the Lock-up Agreement. In consideration of the release by the Company of these shares, Middlesex has entered into a Lock-Up and Support Agreement with the Company, dated March 13, 2015 (the “Middlesex Agreement”).

Pursuant to the Middlesex Agreement, Middlesex has agreed with the Company that, among other things, through and including December 31, 2015, Middlesex will not sell or otherwise dispose of any of the Released Shares (including through hedging or other transactions that result in the sale, disposition or transfer, in whole or in part, of the economic consequences of ownership of the Released Shares), subject to certain exceptions. In addition, as part of the Middlesex Agreement, Middlesex has agreed to certain standstill restrictions with the Company (the “Standstill Provisions”).

Pursuant to the Standstill Provisions, until the earlier of May 31, 2016 and the date that is one day after the Company’s 2016 Annual Meeting (the “Standstill Period”), Middlesex has agreed not to, among other things: (i) solicit or participate in the solicitation of proxies or written consents of the Company’s stockholders or grant any proxy, consent or other authority to vote with respect to any matters (other than to the named proxies included in the Company’s proxy card for any annual or special meeting of stockholders) or deposit any of the Released Shares in a voting trust or subject such shares to a voting agreement or similar arrangement; (ii) encourage, advise or influence any other person or assist any third party in so encouraging, advising or influencing any person with respect to the giving or withholding of any proxy, consent or other authority to vote or conducting any type of referendum (other than such encouragement, advice or influence that is consistent with the recommendation of the Company’s management in connection with such matter); (iii) form or join in any “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) with respect to the common stock of the Company (other than with respect to Middlesex’s affiliates); (iv) present at any annual or special meeting of the Company’s stockholders any proposal for consideration for action by stockholders or seek the removal of any member of the Company’s board of directors (the “Board”) or propose any nominee for election to the Board or seek representation on the Board; (v) without the prior written approval of the Board, with respect to the Released Shares only, propose, participate in or effect or seek to effect any tender offer or exchange offer, merger, acquisition, reorganization, restructuring, recapitalization or other business combination involving the Company or its subsidiaries or their securities or a material amount of the assets or businesses of the Company or its subsidiaries, subject to certain exceptions; (vi) sell, directly or indirectly, Released Shares to a third party if it would result in a third party beneficially or otherwise owning 5% or more of the Company’s common stock or if it would increase the beneficial or other ownership interest of any third party that at the time has a beneficial or other ownership interest of 5% or more; and (vii) subject to certain exceptions, institute or participate in certain litigations or other legal proceedings against or involving the Company or its current or former directors or officers or make disparaging public statements regarding the Company, its officers, directors or other specified parties.

Further, pursuant to the Standstill Provisions, until the end of the Standstill Period, Middlesex has agreed that it shall cause the Released Shares owned by it directly or indirectly, whether beneficially or of record, to be present for quorum purposes and to be voted, at each meeting of stockholders, for all of the directors nominated by the Board for election at such meeting of stockholders.

Based on Mr. Ferdinand's reported holdings as set forth in his most recent Schedule 13D and giving effect to the release of the Released Shares, the Lock-up Agreement will expire with respect to 1,059,851 shares on April 17, 2015 and with respect to an additional 1,059,852 shares on July 17, 2015.

The above description of the material terms of the Middlesex Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1, which is incorporated into this Item 1.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. These forward-looking statements are based on our beliefs and assumptions, which in turn are based on currently available information. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict and you should be aware that the occurrence of certain events, including those referenced in the sections titled “Risk Factors” in our 2013 Form 10-K or our Quarterly Reports on Form 10-Q could harm our business, prospects, results of operations, liquidity and financial condition. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results or performance. Except as required by applicable law, including the securities laws and the rules and regulations of the SEC, we are under no obligation to publicly update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being furnished as part of this report:

Exhibit No.	Description

1.1	Lock-Up and Support Agreement, dated March 13, 2015, among Liquid Holdings Group, Inc., Robert W. Pereira and Middlesex Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUID HOLDINGS GROUP, INC.

Date: March 17, 2015

	By:	/s/ Peter R. Kent
Name: Peter R. Kent
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Lock-Up and Support Agreement, dated March 13, 2015, among Liquid Holdings Group, Inc., Robert W. Pereira and Middlesex Corporation